                                                                    EXHIBIT 10.7


                           CROWN MEDIA HOLDINGS, INC.,

                                    Obligor,

                               CROWN MEDIA TRUST,

                          HALLMARK CARDS INCORPORATED,

                              JPMORGAN CHASE BANK,

                     Indenture Trustee and Property Trustee

                                       AND

                        CERTIFICATE HOLDERS NAMED HEREIN


                                   ----------


                       SUBORDINATION AND SUPPORT AGREEMENT

                          Dated as of December 17, 2001


                                   ----------

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
1.       Definitions....................................................................................2

2.       Agreement to Subordinate.......................................................................5

3.       Restrictions on Payment of the Subordinated Hallmark Obligations, Etc. ........................6

4.       Additional Provisions Concerning Subordination.................................................7

5.       Subrogation....................................................................................9

6.       Obligation to Provide Subordinated Support and Assumed Obligations Support.....................9

7.       Intercompany Payables.........................................................................11

8.       Legend........................................................................................12

9.       Negative Covenants of the Subordinated Creditors..............................................12

10.      Obligations Unconditional.....................................................................12

11.      Subordination to Senior Indebtedness..........................................................13

12.      Representations and Warranties................................................................13

         (b)      No Conflicts.........................................................................13

         (c)      No Disposition of Shares.............................................................14

13.      Further Assurances............................................................................14

14.      Expenses......................................................................................14

15.      Notice........................................................................................14

16.      Service of Process............................................................................15

17.      Miscellaneous.................................................................................16

EXHIBIT A:  Form of PROMISSORY NOTE...................................................................A-1

                       SUBORDINATION AND SUPPORT AGREEMENT


                  This SUBORDINATION AND SUPPORT AGREEMENT, dated as of December 17, 2001, is executed and delivered by (i) CROWN MEDIA HOLDINGS, INC., a Delaware corporation (the "Obligor"), (ii) the Subsidiaries of the Obligor that are parties to the Subordinated Obligation Documents (as defined herein) from time to time (the "Obligor Subsidiaries"), (iii) CROWN MEDIA TRUST, a Delaware statutory business trust (the "Trust"), (iv) HALLMARK CARDS, INCORPORATED, a Missouri corporation "Hallmark Cards") (v) and JPMORGAN CHASE BANK, a New York banking corporation in its capacities as indenture trustee under the Indenture referred to herein (the "Indenture Trustee") and as property trustee under the Amended and Restated Declaration of Trust of the Trust, dated as of December 17, 2001 (the "Property Trustee"), and (vi) the HOLDERS of Certificates (as defined below) identified on the signature pages hereto.

                  WHEREAS, pursuant to the terms of an Indenture, dated as of December 17, 2001, between the Obligor and the Indenture Trustee (such agreement as hereinafter amended, supplemented or otherwise modified, from time to time being referred to as the "Indenture"), the Obligor is authorized to issue up to $273,196,000 in aggregate principal amount of its 6.75% Subordinated Debentures due 2007 (the "Debentures");

                  WHEREAS, pursuant to the terms of a Securities Purchase Agreement, dated as of December 17, 2001, among the Obligor, the Trust and the investors named therein (the "Investors") (the "Purchase Agreement"), the Trust and the Obligor have agreed to issue and sell, and the Investors have agreed to purchase, units consisting of $265,000,000 in aggregate liquidation amount of 6.75% Trust Preferred Securities (the "Preferred Securities") of the Trust and 265,000 contingent appreciation certificates (the "Certificates") of the Obligor issued under that certain Contingent Appreciation Certificate Agreement, dated as of December 17, 2001, between the Obligor and the holders named therein (the "Contingent Appreciation Certificate Agreement");

                  WHEREAS, pursuant to the terms of a Preferred Securities Guarantee, dated as of December 17, 2001, between the Obligor and JPMorgan Chase Bank, as preferred guarantee trustee (the "Guarantee"), the Obligor has agreed to guarantee on a subordinated basis the obligations of the Trust under the Preferred Securities and the Amended and Restated Declaration of Trust governing such Preferred Securities to the extent of the assets of the Trust;

                  WHEREAS, the Obligor has assumed the payment of certain obligations from Hallmark Entertainment Distribution, LLC, as set forth in
Schedule 4.29(a) to the Purchase Agreement in connection with the acquisition of certain films and related rights and properties from Hallmark Entertainment Distribution, LLC (the "Assumed Obligations");

                  WHEREAS, the Obligor will use $140,000,000 of the proceeds from the sale of the Units to repay certain obligations (the "Intercompany Payables") owed to subsidiaries of Hallmark Cards under: (a) certain promissory notes, dated November 19, 1999, February 23, 2000 (as amended on April 14, 2000) and July 10, 2001, in favor of HC Crown Corporation; and (b) those certain Amended and Restated Program License Agreements, each dated as of January 1, 2001, between Crown Media International, Inc. and Hallmark Entertainment Distribution, LLC and between Crown Media United States, LLC and Hallmark Entertainment Distribution, LLC (the "Program Agreements"), which Intercompany Payables shall be equal to $60,229,275.72 following application of the offering proceeds and which amount shall be permanently reduced in accordance with
Section 7 and for the avoidance of doubt, the parties hereto acknowledge and agree that any amounts due, or obligations under, the Program Agreements (other than such $60,229,275.72) that become due or arise after the Issue Date, shall not constitute Intercompany Payables;

                  WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, Hallmark Cards has agreed, subject to the provisions of this Agreement, that it will provide credit support to the Obligor, namely the commitment to directly or indirectly advance the Obligor (a) $75,000,000, subject to reduction pursuant to Section 6(c) hereof pursuant to a form of promissory note substantially in the form of Exhibit A hereto, as such promissory note may be amended from time to time, provided that such amendment does not conflict with the terms of this Agreement (the "Subordinated Credit Line"), and (b) amounts necessary to fund any payments of the Assumed Obligations pursuant to Section 6(b) hereof at such time as any Assumed Obligations become due and payable (the "Assumed Obligations Support" and, together with the Subordinated Credit Line, the "Subordinated Support");

                  WHEREAS, the Subordinated Support and the balance of the Obligor's obligations under the Intercompany Payables as of the Issue Date remaining after application of the proceeds from the sale of Units, shall be subordinated to the Senior Obligations (as defined herein) pursuant to the terms of this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. For purposes of this Agreement, unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Indenture. For purposes of this Agreement, the following terms shall have the respective meanings set forth in this section.

                  "Assumed Obligations Support" shall have the meaning set forth in the recitals to this Agreement.

                  "Assumed Obligations" shall have the meaning set forth in the recitals to this Agreement.

                  "Bank Subordination Agreement" means that certain Subordination and Support Agreement dated as of August 31, 2001 among the Obligor, its subsidiaries named therein, Hallmark Cards and the JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as such agreement may be amended, extended, renewed, restated, supplemented or otherwise modified from time to time.

                  "Business Day" means any day other than a day on which Federal and State banking institutions in The Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

                  "Certificates" shall have the meaning set forth in the recitals to this Agreement.

                  "Contingent Appreciation Certificate Agreement" shall have the meaning set forth in the recitals to this Agreement.

                  "Credit Agreement" means the Credit, Security, Guaranty and Pledge Agreement, dated as of August 31, 2001 among the Obligor, the Guarantors that are parties thereto from time to time, the Lender parties thereto from time to time and the Agent named therein, as such Credit Agreement may be amended, extended, renewed, restated, supplemented or otherwise modified from time to time.

                  "Debentures" shall have the meaning set forth in the recitals to this Agreement.

                  "Equity Proceeds" means (i) 100% of the aggregate Net Cash Proceeds received by the Obligor from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the date of this Agreement (other than an issuance or sale to a Subsidiary of the Obligor and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Obligor or any of its Subsidiaries for the benefit of their employees) and 100% of any cash capital contribution received by the Obligor from its shareholders subsequent to the date of this Agreement, plus (ii) the amount by which Indebtedness of the Obligor is reduced upon the conversion or exchange (other than by a Subsidiary of the Obligor), including as a result of an exercise of the right to receive shares of Class A Common Stock of the Obligor under the Certificates, subsequent to the date of this Agreement of any Indebtedness of the Obligor convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Obligor (less the amount of any cash, or the fair value of any other property, distributed by the Obligor upon such conversion or exchange).

                  "Event of Default" means an "Event of Default" (as defined in the Indenture) has occurred and is continuing in respect of the Debentures or an "Event of Default" (as defined in the Contingent Appreciation Certificate Agreement) has occurred and is continuing in respect of the Certificates.

                  "Free Cash Flow" means 50% of the Consolidated Net Income accrued on a cumulative basis during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which this Agreement is dated to the end of the most recent fiscal quarter ending at least 45 days prior to the date a payment is due and payable with respect to Assumed Obligations (or, (a) in case such Consolidated Net Income shall be a deficit, 100% of the Consolidated Adjusted Net Loss or (b), to the extent such Consolidated Adjusted Net Loss shall not be a deficit, zero).

                  "Guarantee" shall have the meaning set forth in the recitals to this Agreement.

                  "Hallmark Cards" shall have the meaning set forth in the recitals to this Agreement.

                  "Indenture Trustee" shall have the meaning set forth in the recitals to this Agreement.

                  "Indenture" shall have the meaning set forth in the recitals to this Agreement.

                  "Intercompany Payables" shall have the meaning set forth in the recitals to this Agreement.

                  "Investors" shall have the meaning set forth in the recitals to this Agreement.

                  "Issue Date" means December 17, 2001.

                  "Obligor Subsidiaries" shall have the meaning set forth in the recitals to this Agreement.

                  "Obligor" shall have the meaning set forth in the recitals to this Agreement.

                  "Preferred Securities" shall have the meaning set forth in the recitals to this Agreement.

                  "Purchase Agreement" shall have the meaning set forth in the recitals to this Agreement.

                  "Senior Obligation Documents" means the Indenture, the Debentures, the Contingent Appreciation Certificate Agreement, the Certificates, the Guarantee and the other documents, instruments and agreements contemplated thereby as they may be amended, supplemented or otherwise modified, renewed, replaced or extended from time to time.

                  "Senior Obligations" means all obligations of the Obligor under the Senior Obligation Documents, whether outstanding at the date hereof or hereafter incurred or created, including, without limitation, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the Obligor whether or not determined to be an allowed claim in any such proceeding), payments, charges, costs, expenses and fees including, without limitation, all renewals, extensions, restructurings, refinancings or refunding of any indebtedness or obligation under the Senior Obligation Documents in the nature of a "workout" or otherwise.

                  "Subordinated Credit Line" shall have the meaning set forth in the recitals to this Agreement.

                  "Subordinated Creditors" means Hallmark Cards and those of its Subsidiaries that provide Subordinated Support pursuant to this Agreement.

                  "Subordinated Hallmark Obligations" means any and all obligations of the Obligor and the Obligor Subsidiaries (i) to repay the principal amount of loans or other extensions of credit owed by the Obligor to Hallmark Cards or its subsidiaries in connection with the Subordinated Support and the remaining balance owed under the Intercompany Payables on the Issue Date, which amount shall be $60,229,275.72 as of the Issue Date following application of the offering proceeds and shall be permanently reduced in accordance with Section 7 hereof and (ii) arising pursuant to an obligation of Hallmark Cards or any of its subsidiaries under Section 6 of the Bank Subordination Agreement.

                  "Subordinated Obligations Documents" has the meaning set forth in Section 3(a).

                  "Subordinated Support" shall have the meaning set forth in the recitals to this Agreement.

                  "Trust" shall have the meaning set forth in the recitals to this Agreement.

                  2. Agreement to Subordinate. The Subordinated Creditors agree that the Subordinated Hallmark Obligations are and shall be subordinated and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations. The Subordinated Creditors further agree that any and all amounts paid by or recovered from the Obligor or its Subsidiaries and paid to or recovered by the Subordinated Creditors pursuant to any guarantees, security interests, mortgages and other liens securing payment of any Subordinated Hallmark Obligations shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to the payment in full of the Senior Obligations, and such amounts shall be paid over to the holders of the Senior Obligations in accordance with Section 4(c) hereof. This Agreement may be enforced by (1) the Indenture Trustee upon direction from the holders of at least 25% of the aggregate principal amount of Debentures outstanding; (2) if the

Indenture Trustee fails to promptly act as directed in accordance with the foregoing clause, the Property Trustee of the Trust, upon direction by the holders of at least 25% of the outstanding Preferred Securities; and (3) if the Property Trustee fails to promptly act as directed in accordance with the foregoing clause, by the holders of at least 25% of the Preferred Securities outstanding.

                  The expressions "prior payment in full," "payment in full," "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to the Bank Obligations and the Senior Obligations shall mean the indefeasible payment in full, in cash, of all of the Bank Obligations and Senior Obligations. Any reference to a party hereto shall include the successors and permitted assigns of such party.

                  3. Restrictions on Payment of the Subordinated Hallmark Obligations, Etc.

                  (a) Except in connection with any dissolution, winding up, liquidation or reorganization of the Obligor or any Subsidiary of the Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Obligor or any Subsidiary of the Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of the Obligor or any Subsidiary of the Obligor or otherwise) or as otherwise set forth herein (including, without limitation, Section 3(b)), the Subordinated Creditors will not ask, demand, sue for, take or receive, directly or indirectly, from the Obligor or any Subsidiaries of the Obligor, in cash or other property, by set-off, by realizing upon collateral, foreclosing on any lien or otherwise, exercise of any remedies or rights under any documents evidencing Subordinated Hallmark Obligations ("Subordinated Obligations Documents") or by executions, garnishments, levies, attachments or by any other action relating to Subordinated Hallmark Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Hallmark Obligations unless and until the Senior Obligations shall have been paid in full; provided, however, that any and all amounts paid by or recovered from the Obligor and its Subsidiaries in violation of the foregoing pursuant to any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Hallmark Obligations shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to the payment in full of the Senior Obligations and shall be paid over to the Indenture Trustee for the benefit of the holders of the Senior Obligations in accordance with Section 4(c) hereof. The Obligor shall not, and shall not permit any of its Subsidiaries to, make any payment on any of the Subordinated Hallmark Obligations, or take any other action, in contravention of the provisions of this Agreement.

                  (b) Subject to Section 6 hereof, so long as none of the events contemplated by Section 4(a) hereof shall have occurred, the Obligor may make payments on the Subordinated Hallmark Obligations to the extent (but only to the extent) permitted by and in accordance with Section 6(c) of this Agreement. Nothing in this Agreement shall prohibit the Obligor from making any payments, including with respect to the Subordinated Hallmark Obligations, in the form of Capital Stock (other than Disqualified Stock) of the Obligor.

                  (c) Hallmark Cards further acknowledges and agrees that, except in connection with any dissolution, winding up, liquidation or reorganization of the Obligor or any Subsidiary of the Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Obligor or any Subsidiary of the Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of the Obligor or any Subsidiary of the Obligor or otherwise) or as otherwise set forth herein, the Subordinated Creditors will not accept any security for the Subordinated Hallmark Obligations unless and until the Senior Obligations have been paid in full; provided, however, that any and all amounts paid by or recovered from the Obligor and its Subsidiaries in violation of the foregoing pursuant to any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Hallmark Obligations shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to the payment in full of the Senior Obligations and shall be paid over to the Indenture Trustee for the benefit of the holders of the Senior Obligations in accordance with Section 4(c) hereof.

                  4. Additional Provisions Concerning Subordination. Hallmark Cards and the Obligor agree as follows:

                  (a) in the event of (i) any dissolution, winding up, liquidation or reorganization of the Obligor or any Subsidiary of the Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Obligor or any Subsidiary of the Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of the Obligor or any Subsidiary of the Obligor or otherwise); or
(ii) any Event of Default or an event which with notice and/or passage of time would constitute an Event of Default, any default under the Certificates, the Contingent Appreciation Certificate Agreement or the Guarantee, or any default, demand for payment or acceleration of maturity regarding the Subordinated Hallmark Obligations:

                        (i) all Senior Obligations shall be paid first to the Indenture Trustee for the benefit of the holders of the Senior Obligations, in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the Subordinated Hallmark Obligations, and before any other action described in
Section 3 or 8 hereof is taken by the Subordinated Creditors; and

                        (ii) any payment or distribution of assets of the Obligor or any Obligor Subsidiary, whether in cash, property or securities, to which any of the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by the Obligor or any Subsidiary of the Obligor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other Person making such payment or distribution, to the Indenture Trustee, for the benefit of the holders of Senior Obligations, in each case to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Indenture Trustee for the benefit of the holders of the Senior Obligations before any payment or distribution is made to the Subordinated Creditors.

                  (b) In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 4 commenced by or against the Obligor or any Obligor Subsidiary:

                        (i) The following Persons are hereby irrevocably authorized and empowered (in their own names or in the name of the appropriate Subordinated Creditors or otherwise) to, (i) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) of this
Section 4 and give acquittance therefor, (ii) file claims and proofs of claim in respect of the Subordinated Hallmark Obligations and (iii) take such other action as such party may deem necessary or advisable for the exercise or enforcement of any of the rights or interests hereunder:

                             (1) the Indenture Trustee, upon direction by the
holders of at least 25% of the aggregate principal amount of Debentures outstanding;

                             (2) if the Indenture Trustee fails to promptly act
as directed in accordance with the foregoing clause, the Property Trustee of the Trust, upon direction by the holders of at least 25% of the outstanding Preferred Securities; and

                             (3) if the Property Trustee fails to promptly act
as directed in accordance with the foregoing clause, by the holders of at least 25% of the Preferred Securities outstanding.

                  Any of the above Persons shall provide Hallmark Cards with prior written notice, to the extent reasonably possible, in the event any such Person waives or compromises any claim in respect of the Subordinated Hallmark Obligations; and

                        (ii) The Subordinated Creditors will duly and promptly take such action as the Indenture Trustee may reasonably request to collect the Subordinated Hallmark Obligations for the account of the Indenture Trustee for the benefit of the holders of the Senior Obligations and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Indenture Trustee such powers of attorney, assignments or other instruments as the Indenture Trustee may request in order to enable it to enforce any and all claims with respect to the Subordinated Hallmark Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Hallmark Obligations.

                  (c) All recoveries, payments or distributions upon or with respect to the Subordinated Hallmark Obligations which are received by the Subordinated Creditors prior to the payment in full of the Senior Obligations or otherwise contrary to the provisions of this Agreement shall be deemed to be the property of the holders of the Senior Obligations, shall be received in trust for the benefit of the holders of the Senior Obligations, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the holders of the Senior Obligations in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full.

                  (d) The Subordinated Creditors shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the rights of the holders of the Senior Obligations.

                  (e) (1) the Indenture Trustee, upon direction by the holders of at least 25% of the aggregate principal amount of Debentures outstanding; (2) if the Indenture Trustee fails to promptly act as directed in accordance with the foregoing clause, the Property Trustee of the Trust, upon direction by the holders of at least 25% of the outstanding Preferred Securities; and (3) if the Property Trustee fails to promptly act as directed in accordance with the foregoing clause, by the holders of at least 25% of the Preferred Securities outstanding, are each authorized to demand specific performance of this Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

                  5. Subrogation. The Subordinated Creditors agree that no payment or distribution to the Indenture Trustee for the benefit of the holders of Senior Obligations pursuant to the provisions of this Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

                  6. Obligation to Provide Subordinated Support and Assumed Obligations Support.

                  (a) Until the Senior Obligations are paid in full, Hallmark Cards covenants and agrees to directly or indirectly loan the Obligor $75,000,000 in such increments as requested hereunder pursuant to the Subordinated Credit Line. If an Event of Default occurs and is continuing, the following parties may make a demand on Hallmark Cards to loan to the Obligor an amount equal to the undrawn Subordinated Credit Line, if any: (i) the Indenture Trustee, upon direction by the holders of at least 25% of the aggregate principal amount of Debentures outstanding, or (ii) if the Indenture Trustee fails to promptly act as directed in accordance with clause (i), the Property Trustee of the Trust, upon direction by the holders of at least 25% of the outstanding Preferred Securities or (iii) if the Property Trustee fails to promptly act as directed in accordance with clause (ii), by the holders of at least 25% of the Preferred Securities outstanding. The Subordinated Credit Line may not be reduced except as provided in this Section 6(a) or Section 6(c). Loans in respect of the Assumed Obligations Support shall not reduce the Subordinated Credit Line. Any amounts the Company receives under any letter of credit or pursuant to any guarantee or similar arrangement in respect of Subordinated Hallmark Obligations, in either case where such letter of credit, guarantee or arrangement is provided in connection with the Credit Agreement, shall be deemed to constitute loans made by Hallmark Cards pursuant to the Subordinated Credit Line under this Section 6(a).

                  (b) (i) Subject to reduction pursuant to Section 6(c)(i) hereof and subject to Section 6(b)(ii) hereof, until the earlier of the termination of this Agreement and such time as the Senior Obligations are paid in full, Hallmark Cards covenants and agrees to directly or indirectly loan the Obligor the Assumed Obligations Support in an amount necessary to pay, when due, the Assumed Obligations. Obligor agrees that it will utilize only (A) such loan proceeds received from Hallmark Cards pursuant to this Section 6(b)(i), (B) Free Cash Flow, (C) Equity Proceeds, (D) Subordinated Obligations (as defined in the Indenture), or (E) unless a Default or Event of Default has occurred and is continuing, sources other than as set forth in the foregoing clauses (A), (B),
(C) or (D) in an amount up to $40,000,000 in the aggregate to pay such Assumed Obligations. The Obligor agrees to make payments on such Assumed Obligations only when they become due and payable. Drawings under the Subordinated Credit Line shall not be applied to repay, and shall not reduce, Hallmark Cards' obligations with respect to the Assumed Obligations Support.

                        (ii) Hallmark Cards shall not, directly or indirectly be obligated to loan or advance the amount of such Assumed Obligations to the extent Obligor pays Assumed Obligations from the sources set forth in clauses
(B) through (E) of paragraph (b)(i) above. In the event that the Obligor makes a payment on the Assumed Obligations other than from the sources set forth in clauses (A) through (E) of paragraph (b)(i) above, the following parties may make a demand on Hallmark Cards to loan to the Obligor an amount equal to such payment, under the Assumed Obligations Support: (A) the Indenture Trustee, upon direction by the holders of at least 25% of the aggregate principal amount of Debentures outstanding, or (B) if the Indenture Trustee fails to promptly act as directed in accordance with clause (A), the Property Trustee of the Trust, upon direction by the holders of at least 25% of the outstanding Preferred Securities or (C) if the Property Trustee fails to promptly act as directed in accordance with clause (B), by the holders of at least 25% of the Preferred Securities outstanding.

                  (c) (i) Hallmark Cards' obligations to provide the Assumed Obligations Support shall be reduced, including with respect to the termination of Hallmark Cards' commitment to advance or loan amounts under the Assumed Obligations Support, to the extent the Obligor (A) utilizes Free Cash Flow to pay Assumed Obligations, (B) utilizes Equity Proceeds to pay Assumed Obligations, (C) refinances all or a portion of the Assumed Obligations with "Subordinated Obligations" (as defined in the Indenture) or (D) utilizes up to $40,000,000 in the aggregate from sources other than as set forth in the foregoing clauses (A), (B) or (C) (and other than proceeds from the Subordinated Credit Line) to pay Assumed Obligations and, in the case of clause (A) or (B), respectively, excludes (x) such Free Cash Flow or Equity Proceeds from the calculation of amounts available to make Restricted Payments pursuant to Section 4.05 of the Indenture and (y) amounts used to reduce Hallmark Cards' obligations to provide the Subordinated Support under Section 6(c)(ii) below or to reduce the Intercompany Payables under Section 7.

                        (ii) Hallmark Cards' obligations to provide the Subordinated Credit Line shall be reduced, including with respect to the termination of Hallmark Cards' commitment to advance or loan amounts under the Subordinated Credit Line, to the extent the Obligor (A) utilizes Free Cash Flow to repay amounts drawn under, or reduce commitments under, the Subordinated Credit Line, (B) utilizes Equity Proceeds to repay amounts drawn under, or reduce commitments under, the Subordinated Credit Line or (C) refinances all or a portion of the Subordinated Credit Line with "Subordinated Obligations" (as defined in the Indenture) and, in the case of clause (A) or (B), respectively, excludes (x) such Free Cash Flow or Equity Proceeds from the calculation of amounts available to make Restricted Payments pursuant to Section 4.05 of the Indenture and (y) amounts used to reduce Hallmark Cards' obligations to provide Assumed Obligations Support pursuant to Section 6(c)(i) above or to reduce the Intercompany Payables pursuant to Section 7.

                        (iii) To the extent Hallmark Cards' commitment to provide Subordinated Support is reduced pursuant to this Section 6(c), such commitment shall thereafter be permanently terminated

                  (d) Hallmark Cards shall be obligated to directly or indirectly loan the Subordinated Support in accordance with this Section 6 whether or not an Event of Default shall have occurred.

                  (e) The release of any of the Subordinated Creditors from the obligations set forth in this Section 6 shall not affect the other provisions of this Agreement including but not limited to the subordination provisions contained herein.

                  7. Intercompany Payables. The Obligor shall not repay, and each party to the Intercompany Payables agrees that it will not accept any payment with respect to, any outstanding amounts under the Intercompany Payables to the extent such amounts constitute Subordinated Hallmark Obligations from any source other than (A) Free Cash Flow, (B) Equity Proceeds or (C) Subordinated Obligations (as defined in the Indenture), to the extent, in the case of clause
(A) or (B) respectively, such Free Cash Flow or Equity Proceeds are (x) excluded from the calculation of amounts available to make Restricted Payments pursuant to Section 4.05 of the Indenture and (y) not used to reduce Hallmark Cards' obligations to provide the Subordinated Support under Sections 6(c)(i) or 6(c)(ii) above.

                  8. Legend. The Subordinated Creditors and the Obligor will cause each promissory note or other instrument evidencing any of the Subordinated Hallmark Obligations, any replacement thereof and any mortgage or security document relating thereto to include or have endorsed thereon the following provision, in addition to any other similar provision thereon:

                  "The indebtedness evidenced by this instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination and Support Agreement, dated as of December 17, 2001, as amended or supplemented by and among Crown Media Holdings, Inc., various of its Subsidiaries, Crown Media Trust, Hallmark Cards Incorporation, JPMorgan Chase Bank, as Indenture Trustee and the holders of the Certificates named therein."

                  9. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors will not, without the prior written consent of the Indenture Trustee:

                  (a) sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the Subordinated Hallmark Obligations or any collateral securing the Subordinated Hallmark Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

                  (b) permit the terms of the Subordinated Obligation Documents or collateral securing any Subordinated Hallmark Obligations to be changed in any way which would limit or impair these subordination provisions, or accept any collateral;

                  (c) declare all or any portion of the Subordinated Hallmark Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Hallmark Obligations or take any other action described in Section 2 hereof; or

                  (d) commence, or join with any entity other than the holders of Senior Obligations or lenders under the Credit Agreement in commencing, any proceeding referred to in subsection (a) of Section 4 hereof.

                  10. Obligations Unconditional. All rights and interests of the holders of Senior Obligations hereunder, and all agreements and obligations of the Subordinated Creditors, the Obligor and the Obligor Subsidiaries hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any document evidencing Senior Obligations;

                  (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

                  (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, either the Obligor or any Subsidiary of the Obligor in respect of the Senior Obligations or of the Subordinated Creditors, the Obligor or any Subsidiary of the Obligor in respect of this Agreement other than the payment in full of the Senior Obligations.

                  11. Subordination to Senior Indebtedness. All payments by the Obligor or any Subordinated Creditor (a) to the Indenture Trustee for the benefit of the holders of Senior Indebtedness or to other holders of Senior Obligations pursuant to this Agreement shall be subordinated and junior in right of payment to the prior payment in full of all "Senior Indebtedness" (as defined in the Indenture) of the Obligor, whether outstanding on the date hereof or thereafter incurred, to the extent and in the manner set forth in Article XIII of the Indenture with respect to the Debentures issued pursuant thereto, and (b) to the holders of Certificates pursuant to this Agreement shall be subordinated in right of payment to the same extent as set forth in Article XII of the Contingent Appreciation Certificate Agreement.

                  12. Representations and Warranties. Hallmark Cards represents and warrants as follows:

                  (a) Enforceability. This Agreement has been duly and validly authorized by Hallmark Cards and, when duly executed and delivered by each of Hallmark Cards and the other parties thereto, will be the valid and binding obligation of Hallmark Cards, enforceable against Hallmark Cards in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity.

                  (b) No Conflicts. The execution, delivery and performance of this Agreement by Hallmark Cards and its subsidiaries, the compliance by Hallmark Cards and its subsidiaries with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or made by Hallmark Cards), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Hallmark Cards of any of its Significant Subsidiaries (as defined in Regulation S-X); or (iii) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which Hallmark Cards or any of its Subsidiaries is a party or by which Hallmark Cards or any of its subsidiaries or their respective property is bound; except in the case of clauses (i) through (iii), as would not have a material adverse effect on the business, prospects, financial condition or results of operations of Hallmark Cards and its subsidiaries taken as a whole or on the ability of Hallmark Cards to perform its obligations under this Agreement.

                  (c) No Disposition of Shares. Except as disclosed on Schedule 12(c) hereto, during the 30 consecutive Business Days immediately preceding the date hereof, neither Hallmark Cards nor any affiliate thereof has purchased, acquired, sold, transferred, conveyed, mortgaged or otherwise disposed of, or undertaken, agreed or promised (whether orally or in writing) to acquire, purchase, sell, transfer, convey, mortgage or otherwise dispose of (i) any shares of Class A Common Stock, par value $0.01 (the "Common Stock"), of the Obligor, (ii) any option, warrant, convertible or derivative security or instrument, exercisable to, convertible into, or exchangeable for, Common Stock or (iii) any other right in respect of any Common Stock.

                  13. Further Assurances. The Subordinated Creditors, the Obligor and any Subsidiaries of the Obligor that become subject to the provisions of this Agreement will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Indenture Trustee or other Persons authorized hereunder may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Indenture Trustee or such other Persons authorized hereunder to exercise and enforce their rights and remedies hereunder.

                  14. Expenses. The Obligor agrees to pay to the Indenture Trustee or such other Persons authorized to enforce rights or interests hereunder, the amount of any and all reasonable expenses of counsel, one lead counsel and any requisite local counsel, which it may incur in connection with the exercise or enforcement of any of its rights or interests hereunder, provided that, notwithstanding the foregoing, the Obligor shall only be obligated to pay the expenses of one lead counsel and any requisite local counsel.

                  15. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as follows:

                  (a)      to the Obligor at:

                           Crown Media Holdings, Inc.
                           6430 S. Fiddlers Green Circle
                           Suite 500
                           Greenwood Village, CO  80111
                           Attn:    Charles Stanford, Esq.
                           Fax:     (303) 221-3779

                  (b)      to the Subordinated Creditors at:

                           Hallmark Cards Incorporated
                           2501 McGee, P.O. 419126, Mail Drop # 339
                           Kansas City, MO 64108
                           Attn:    General Counsel
                           Fax:     (816) 274-7171

                  (c)      To the Trust at:

                           Crown Media Trust
                           6430 S. Fiddlers Green Circle
                           Suite 500
                           Greenwood Village, CO  80111
                           Attn:    Mark Thompson
                           Fax:     (303) 220-7660

                  (d)      To the Indenture Trustee or the Property Trustee at:

                           JPMorgan Chase Bank
                           450 West 33rd Street
                           15th floor
                           New York, NY  10011
                           Attn:    Institutional Trust Services


or to the holders of Certificates at the corresponding address set forth with their respective names on the signature pages hereto and any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 13. All such demands, notices, and other communications shall be effective when received or five business days after mailing, whichever is earlier.

                  16. Service of Process. THE SUBORDINATED CREDITORS (A) HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVE AND AGREE NOT TO

ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THEY ARE NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVE IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS (EXCEPT FOR COMPULSORY COUNTERCLAIMS). THE SUBORDINATED CREDITORS AND THE OBLIGOR AND ANY SUBSIDIARIES OF THE OBLIGOR THAT BECOME SUBJECT TO THE TERMS OF THIS AGREEMENT HEREBY CONSENT TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE SUBORDINATED CREDITORS AGREE THAT SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESSES BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE HOLDERS OF SENIOR OBLIGATIONS. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE SUBORDINATED CREDITORS THEREIN DESCRIBED, OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE HOLDERS OF SENIOR OBLIGATIONS MAY AT THEIR OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST THE SUBORDINATED CREDITORS OR ANY OF THEIR ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS OR THEIR ASSETS MAY BE FOUND.

                  17. Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Subordinated Creditors, the Obligor, the Indenture Trustee and the holders of at least a majority of the Certificates then outstanding, and no waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Indenture Trustee and the holders of at least a majority of the Certificates then outstanding, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the holders of Senior Obligations to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall be binding on the Subordinated Creditors, the Obligor and the Subsidiaries of the Obligor, and their respective successors and assigns including without limitation any holders of the instruments evidencing the Subordinated Hallmark Obligations.

                  (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be fully performed within the State of New York.

                  (g) Hallmark Cards agrees that it shall take whatever action is necessary to bind each of the Subordinated Creditors to the terms of this Agreement including, but not limited to, obtaining the agreement of such other Subordinated Creditors to the Submission to Jurisdiction provisions contained in
Section 14 hereof. Hallmark Cards agrees to be responsible to the holders of the Senior Obligations for the performance by the other Subordinated Creditors of their obligations hereunder.

                  (h) The Obligor agrees that it shall take whatever action is necessary to bind each of its Subsidiaries that become obligated under any of the Subordinated Hallmark Obligations to the terms of this Agreement including, but not limited to, obtaining the agreement of such Subsidiaries to the Submission to Jurisdiction provisions contained in Section 14 hereof. The Obligor agrees to be responsible to the holders of the Senior Obligations for the performance by its Subsidiaries of their obligations hereunder.

                  (i) This Agreement is intended for the sole benefit of the holders of the Senior Obligations, including the Indenture Trustee, the Trust, any other holders of the Debentures, the holders of the Preferred Securities and the holders of the Certificates, and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall require or permit any action to be taken or power to be held that is inconsistent with the status of the Trust as a "grantor trust" for United States federal income tax purposes.

                  IN WITNESS WHEREOF, the Company, the Trust, Hallmark Cards, the Indenture Trustee, the Property Trustee and each Investor have executed this Subordination and Support Agreement as of the day and year first above written.

                           CROWN MEDIA HOLDINGS, INC.



                           By: /S/  William J. Aliber
                               -------------------------------------------------
                               Name:  William J. Aliber
                               Title: Chief Financial Officer



                           CROWN MEDIA TRUST



                           By: /s/  William J. Aliber
                               -------------------------------------------------
                               Name:  William J. Aliber
                               Title: Regular Trustee



                           HALLMARK CARDS, INCORPORATED



                           By: /s/  Judith Whittaker
                               -------------------------------------------------
                               Name:  Judith Whittaker
                               Title: Executive Vice President - General Counsel



                           JPMORGAN CHASE BANK, as Indenture Trustee



                           By: /s/  Carol Ng
                               -------------------------------------------------
                               Name:  Carol Ng
                               Title: Vice President

                           JPMORGAN CHASE BANK, as Property Trustee



                           By: /s/  Carol Ng
                               -------------------------------------------------
                               Name:  Carol Ng
                               Title: Vice President

                           INVESTORS

                                FARALLON CAPITAL PARTNERS, L.P.
                                By:  FARALLON PARTNERS, L.L.C., its General
                                Partner



                                By:  /s/  William F. Duhamel
                                     -------------------------------------------
                                     Name:  William F. Duhamel
                                     Title: Managing Member


                                FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.
                                By:  FARALLON PARTNERS, L.L.C., its General
                                Partner



                                By:  /s/  William F. Duhamel
                                     -------------------------------------------
                                     Name:  William F. Duhamel
                                     Title: Managing Member


                                FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.
                                By:  FARALLON PARTNERS, L.L.C., its General
                                Partner



                                By:  /s/  William F. Duhamel
                                     -------------------------------------------
                                     Name:  William F. Duhamel
                                     Title: Managing Member

                               FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.
                               By:  FARALLON PARTNERS, L.L.C., its General
                               Partner



                               By:  /s/  William F. Duhamel
                                    --------------------------------------------
                                    Name:  William F. Duhamel
                                    Title: Managing Member


                               RR CAPITAL PARTNERS, L.P.
                               By:  FARALLON PARTNERS, L.L.C., its General
                               Partner



                               By:  /s/  William F. Duhamel
                                    --------------------------------------------
                                    Name:  William F. Duhamel
                                    Title: Managing Member

                                DLJ INVESTMENT PARTNERS II, L.P.



                                By:  /s/  Edward Tam
                                     -------------------------------------------
                                     Name:  Edward Tam
                                     Title: Principal


                                DLJ INVESTMENT PARTNERS, L.P.



                                By:  /s/  Edward Tam
                                     -------------------------------------------
                                     Name:  Edward Tam
                                     Title: Principal


                                DLJIP II Holdings, L.P.



                                By:  /s/  Edward Tam
                                     -------------------------------------------
                                     Name:  Edward Tam
                                     Title: Principal

                                TORONTO DOMINION INVESTMENTS, INC.



                                By:  /s/  Martha L. Gariepy
                                     -------------------------------------------
                                     Name:  Martha L. Gariepy
                                     Title: Vice President

                                JOHN HANCOCK LIFE INSURANCE COMPANY



                                By:  /s/  Stephen J. Blewitt
                                     -------------------------------------------
                                     Name:  Stephen J. Blewitt
                                     Title: Managing Director


                                JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                By:  /s/  Stephen J. Blewitt
                                     -------------------------------------------
                                     Name:  Stephen J. Blewitt
                                     Title: Authorized Signatory


                                SIGNATURE 5 L.P.



                                By:  /s/  Stephen J. Blewitt
                                     -------------------------------------------
                                     Name:  Stephen J. Blewitt
                                     Title: Managing Director

                                TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA



                                By:  /s/  Estelle Simsolo
                                     -------------------------------------------
                                     Name:  Estelle Simsolo
                                     Title: Director - Private Placement

                                NEW YORK LIFE INSURANCE COMPANY



                                By:  /s/  S. Thomas Knoff
                                     -------------------------------------------
                                     Name:  Thomas Knoff
                                     Title: Investment Vice President

                                ALLSTATE LIFE INSURANCE COMPANY



                                By:  /s/  Ronald A. Mendel
                                     -------------------------------------------
                                     Name: Ronald A. Mendel


                                By:  /s/  Patricia W. Wilson
                                     -------------------------------------------
                                     Name: Patricia W. Wilson

                                              Authorized Signatories

                                MAGNETITE ASSET INVESTORS III L.L.C.

                                By: BLACKROCK FINANCIAL MANAGEMENT, INC.
                                As Managing Member



                                By:  /s/  Dennis M. Schaney
                                     -------------------------------------------
                                     Name:  Dennis M. Schaney
                                     Title: Managing Director


                                MAGNETITE ASSET INVESTORS L.L.C.

                                By: BLACKROCK FINANCIAL MANAGEMENT, INC.
                                As Managing Member



                                By:  /s/  Dennis M. Schaney
                                     -------------------------------------------
                                     Name:  Dennis M. Schaney
                                     Title: Managing Director

                                ARTHUR STREET FUND, L.P.

                                By: MLIM DivPEP I, LLC, its
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner



                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President


                                ARTHUR STREET PORTFOLIO, L.P.

                                By: MLIM DivPEP I, LLC, its managing
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration &
                                           Management Ltd., its general partner



                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President

                                VESEY STREET FUND, L.P.

                                By: MLIM DivPEP I, LLC, its
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner



                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President


                                VESEY STREET PORTFOLIO, L.P.

                                By: MLIM DivPEP I, LLC, its managing
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner



                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President

                                PASSAGE PORTFOLIO, L.P.

                                By: MLIM DivPEP I, LLC, its managing
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner



                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President

                                MONY LIFE INSURANCE COMPANY OF AMERICA



                                By:  /s/  Leonard Mazlish
                                     -------------------------------------------
                                     Name:  Leonard Mazlish
                                     Title: Authorized Agent

Acknowledged and Agreed to as of the date set forth above.


HC Crown Corporation



By:
         -------------------------
         Name:
         Title:


HALLMARK ENTERTAINMENT DISTRIBUTION, LLC



By:
         -------------------------
         Name:
         Title:

                                   EXHIBIT A:

                                     Form of

                                 PROMISSORY NOTE



Amount:  $75,000,000                              Date:  As of December 17, 2001
                                                         Wilmington, Delaware

SECTION 1. SUBORDINATION.

                  The indebtedness evidenced by this instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of each of (a) the Subordination and Support Agreement dated as of August 31, 2001, as amended or supplemented by and among Crown Media Holdings, Inc., a Delaware company (the "Company"), various of its subsidiaries, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Agent for various Lenders and the Issuing Bank, and Hallmark Cards, Incorporated (the "Bank Subordination Agreement") and (b) the Subordination and Support Agreement dated as of December 11, 2001 by and among the Company, various of its subsidiaries, Crown Media Trust, Hallmark Cards, Incorporated and JPMorgan Chase Bank, as the trustee under the Indenture (defined below) and other parties signatory thereto ("Subordination and Support Agreement"). Even though HC Crown Corp., a Delaware corporation ("HC"), is not a signatory to the Bank Subordination Agreement, it agrees to be bound by the terms thereof as if it were a "Subordinated Creditor" as that term is defined in the Bank Subordination Agreement and as if the obligations of the Company pursuant to this Promissory Note were explicitly enumerated as being included in the Subordinated Obligations as defined in the Bank Subordination Agreement.


SECTION 2. PROMISE TO PAY.

                  For value received, the Company and those Guarantors signatory hereto ("Guarantors"), hereby promise to pay to the order of HC, at such place as HC may, from time to time specify in writing, the principal amount outstanding under this Note together with all fees and accrued interest no later than the Maturity Date and in accordance with Section 6 hereof.

SECTION 3. DEFINITIONS.

                  "Affiliate" means, with respect to any party, any entity which directly or indirectly holds a controlling interest in, is controlled by or under common control with such party.

                  "Applicable Interest Rate" means for any day with respect to any LIBOR loan, the amount set forth in Section 5 hereof.

                  "Bank Facility" means that certain Credit, Security, Guaranty and Pledge Agreement of the Company with JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) as Agent, and certain Lenders identified therein dated as of August 31, 2001 as amended or supplemented.

                  "Company" has the meaning specified in Section 1 hereof.

                  "Debentures" means the debentures authenticated and delivered pursuant to the Indenture.

                  "Equity Proceeds" has the meaning specified in the Subordination and Support Agreement.

                  "Free Cash Flow" has the meaning specified in the Subordination and Support Agreement.

                  "HC" has the meaning specified in Section 1 hereof.

                  "Indebtedness" means all obligations of borrowed money (including capital leases, notes payable and letters of credit) of the Company, its subsidiaries, or of any acquired business (without duplication) including contingent liabilities.

                  "Indenture" means that certain Indenture dated as of December 11, 2001 between the Company and JPMorgan Chase Bank as Trustee, whereby the Company has issued its 6.75% Subordinated Debentures due 2007.

                  "LIBOR" means the three month rate published the first day of each quarter in the Wall Street Journal.

                  "Limited Guarantee" has the meaning specified in the Bank Facility.

                  "Maturity Date" means the earlier of (x) December 21, 2007,
(y) such time as the Maximum Amount has been reduced to zero and (z) six months subsequent to the later of the date of the redemption of the Debentures and the payment of Certificates and the termination of the commitments and all obligations under the Bank Facility.

                  "Maximum Amount" means as of the time of any computation, $75,000,000 less the sum of (i) any loan amounts previously advanced to the Company and still outstanding under this Note, (ii) any amounts the Company receives under the Replacement Hallmark Cards Letter of Credit and any amounts advanced under the

Limited Guarantee, (iii) Free Cash Flow applied in the manner permitted by
Section 6(c) of the Subordination and Support Agreement to reduce the commitment hereunder, (iv) Equity Proceeds applied in the manner permitted by Section 6(c) of the Subordination and Support Agreement to reduce the commitment hereunder and (v) any portion of the Note refinanced with any indebtedness which is subordinate or junior in right of payment to all obligations under the Bank Facility and the Debentures and the Contingent Appreciation Certificates (pursuant to a written agreement to that effect executed by the Person to whom such indebtedness is owed). HC shall have no obligation to make loans under this
Note in an amount in excess of the Maximum Amount. To the extent that the Maximum Amount decreases subsequent to the making of any loans hereunder, the amount by which the outstanding principal amount of the loans exceeds the Maximum Amount shall be subject to repayment to the extent allowed by the terms of the Bank Subordination Agreement and the Subordination and Support Agreement.

                  "Replacement Hallmark Cards Letter of Credit" has the meaning specified in the Bank Facility.

SECTION 4. USE OF PROCEEDS.

                  The proceeds of this Note shall be used: (i) to acquire, distribute and market film and television related properties, and (ii) for general corporate purposes.

SECTION 5. AVAILABILITY.

                  HC agrees to make the Maximum Amount available to the Company in accordance with the terms hereof only at such time as the Company shall have borrowed all amounts then available to it under the Bank Facility (giving effect to all of the conditions precedent, restrictions and other terms of the Bank Facility).

SECTION 6. INTEREST.

                  SECTION 6.1 Loans provided hereunder shall bear interest at a rate equal to LIBOR plus three percent (3%). Interest shall be payable quarterly as defined in Section 7.1. Upon the occurrence of an Event of Default, the Applicable Interest Rate plus 2% per annum shall apply on all outstanding loans.

                  SECTION 6.2 All calculations of interest and fees shall be made on the basis of actual number of days elapsed in a 360-day year.

                  SECTION 6.3 In the event the interest provisions of this Note shall result, because of (a) the reduction of principal, or (b) any other reason related or unrelated to such interest provisions at any time during the life of the loan or any combination of (a) and (b), in an effective rate of interest which, for any period of time, exceeds the limits of the usury laws or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by HC with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and HC had agreed to accept such extra payment(s) as a premium-free prepayment.

SECTION 7. REPAYMENT AND MANDATORY PREPAYMENT.

                  SECTION 7.1 The obligation evidenced by this Note shall be repaid on the basis of interest only installments. Such payments shall accrue as of the end of each calendar quarter occurring during the term hereof and shall be paid on or before forty-five (45) days after the end of each such calendar quarter. The Company shall pay to HC a single principal payment (together with all accrued and unpaid interest) on the Maturity Date, if not previously paid.

                  SECTION 7.2 To the extent permitted by the Bank Facility and the Subordination and Support Agreement, the Company shall have the obligation within five (5) days of receipt thereof to apply any Free Cash Flow and Equity Proceeds realized since the date hereof to (i) prepay any outstanding balance of this Note or (ii) reduce the Maximum Amount hereunder by such amount by delivery of a written notice to that effect. Such mandatory prepayment shall be without premium or penalty and the Company shall not be entitled to reborrow such amounts.

                  SECTION 7.3 The Company shall have the privilege at any time and from time to time, to prepay this Note in whole or in part without premium or penalty to the extent permitted by the Bank Subordination Agreement, the Bank Facility and the Subordination and Support Agreement.

SECTION 8. FEES.

                  In consideration of the loans provided hereunder, the Company agrees to pay to HC a commitment fee of one and one-half percent (1.5%) of the initial Maximum Amount, which at the Company's option may be paid in common stock of the Company which shall be valued at the average closing price of the common stock for the fifteen trading days prior to the date the fee is due. The fee shall be payable in arrears in four equal installments on the last business day of each of March, June, September and December 2002.

SECTION 9. COVENANTS.

                  The Company shall deliver to HC not later than 45 days after the end of each fiscal quarter and not later than 90 days in the event of the fiscal year end:

         (i) A consolidated balance sheet of the Company and its subsidiaries as of the end of the most recently ended fiscal year together with the consolidated statements of income, shareholder's equity, and cashflows corresponding to the same; and

         (ii) A balance sheet of the Company as of the end of the most recently ended fiscal quarter (together with the consolidated statements of income, shareholder's equity, and cashflows corresponding to such period), and, if HC so requests, each such statement shall be certified by the chief financial officer or the chief accounting officer of the Company as to fairness of presentation, generally accepted accounting principles and consistency (subject only to normal year-end adjustments).

SECTION 10. EVENTS OF DEFAULT.

                  Subject to the terms of the Subordination and Support Agreement referred to in Section 1 above, each of the following shall constitute an event of default hereunder (an "Event of Default"):

         (i) The failure of the Company to make any payment of interest hereunder when the same is due and payable or to pay the principal balance in the lump sum or balloon payment when the same is due and payable (except when such payment is prohibited by the Bank Subordination Agreement, the Bank Facility or the Subordination and Support Agreement), and such failure to pay continues for a period of five (5) days or more after written notice thereof from HC;

         (ii) The Company shall be in default with respect to the Bank Facility or the Indenture and such default could accelerate the maturity of the indebtedness thereunder and such default is not cured or waived within the grace period provided therein.

SECTION 11. REMEDIES.

                  Subject to the terms of the Subordination and Support Agreement, upon the occurrence of an Event of Default and at any time thereafter during the continuance of such Event of Default hereunder, HC shall have the right to declare the entire unpaid amount of principal and interest hereunder immediately due and payable in full without presentation, demand or protest, each of which is hereby waived by the Company and Guarantors.

SECTION 12. WAIVERS.

                  SECTION 12.1 The failure by HC to exercise any right or remedy available hereunder in the Event of Default shall in no event be construed as a waiver or release of the same. Likewise, HC shall not, by any act or omission or commission, be deemed to waive any right hereunder unless such waiver is evidenced in writing and signed by HC, and then only to the extent specifically set forth in such writing. Moreover, a waiver with respect to any one event shall not be construed as continuing or as a bar to or waiver of HC's rights or remedies with respect to any subsequent event.

                  SECTION 12.2 The Company and Guarantors expressly waive presentment for payment, notice of dishonor, protest, notice of protest, diligence of collection, and each other notice of any kind, and hereby consent to any number of renewals or extensions of time for payment hereof, which renewals and extensions shall not affect the liability of the Company.

                  SECTION 12.3 The Company and Guarantors hereby waive and release all errors, defects and imperfections in any proceeding instituted by HC under the terms hereof as well as all benefits that might accrue to the Company or Guarantors by virtue of any present or future laws exempting any property, real, personal or mixed, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Company and Guarantors agree that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part or in any other manner desired by HC.

SECTION 13. NOTICES.

                  Each notice required to be given to any party hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when sent by certified or registered mail, return receipt requested, to the party at its respective address as follows:


                  COMPANY:   Crown Media Holdings, Inc.
                             6430 S. Fiddlers Green Circle
                             Greenwood Village, CO 80111
                             Attn: Mark Thompson

                  HC:        HC Crown Corporation
                             103 Foulk Road, Suite 214
                             Wilmington, DE 19803
                             Attn: David C. Eppes, Vice President and Controller

SECTION 14. ASSIGNABILITY.

                  This Agreement shall be binding upon and inure to the benefit of the Company and HC and their respective successors and assigns; provided, however, that this Agreement, or any portion thereof, may not be assigned by the Company without the written consent of HC.

SECTION 15. MODIFICATIONS.

                  This Note may be modified only in a writing signed by the Company and HC. Any amendment, extension of time or any other modification shall not affect Guarantors' obligations hereunder.

SECTION 16. GOVERNING LAW.

                  This Note shall be governed by and construed according to the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

SECTION 17. HEADINGS.

                  The heading preceding the text of each Section hereof is inserted solely for convenience of reference and shall not constitute a part of this Note, nor shall the same affect the meaning, construction of effect hereof.

SECTION 18. SEVERABILITY.

                  If any provision of this Note or the application thereof is declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall be unaffected and remain valid and enforceable to the fullest extent permitted by law.

                  IN WITNESS WHEREOF, the undersigned officers have executed this Note as of the day and year first above written thereby legally binding such party to the terms hereof.



HC CROWN CORP.                              CROWN MEDIA HOLDINGS, INC.


By                                          By
         ------------------------                    ---------------------------


Name:                                       Name:
         ------------------------                    ---------------------------


Title:                                      Title:
         ------------------------                    ---------------------------

CROWN MEDIA INTERNATIONAL, INC.             CROWN MEDIA UNITED STATES, LLC



By                                          By
         ------------------------                    ---------------------------


Name:                                       Name:
         ------------------------                    ---------------------------


Title:                                      Title:
         ------------------------                    ---------------------------